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                                                                     Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the registration statements and related prospectuses listed below of Per-Se Technologies, Inc. of our reports dated March 15, 2005, with respect to the consolidated financial statements and schedule of Per-Se Technologies, Inc., Per-Se Technologies, Inc.'s management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Per-Se Technologies, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2004:

1.       Registration Statement Number 33-46847 on Form S-8
2.       Registration Statement Number 33-64952 on Form S-8
3.       Registration Statement Number 33-67752 on Form S-8
4.       Registration Statement Number 33-71556 on Form S-8
5.       Registration Statement Number 33-88442 on Form S-8
6.       Registration Statement Number 33-88444 on Form S-8
7.       Registration Statement Number 33-90874 on Form S-8
8.       Registration Statement Number 33-90876 on Form S-8
9.       Registration Statement Number 33-95742 on Form S-8
10.      Registration Statement Number 33-95746 on Form S-8
11.      Registration Statement Number 33-95748 on Form S-8
12.      Registration Statement Number 333-03213 on Form S-8
13.      Registration Statement Number 333-07201 on Form S-8
14.      Registration Statement Number 333-07203 on Form S-8
15.      Registration Statement Number 333-07627 on Form S-8
16.      Registration Statement Number 333-26113 on Form S-8
17.      Registration Statement Number 333-26289 on Form S-8
18.      Registration Statement Number 333-26291 on Form S-8
19.      Registration Statement Number 333-37150 on Form S-8
20.      Registration Statement Number 333-37152 on Form S-8
21.      Registration Statement Number 333-46489 on Form S-8
22.      Registration Statement Number 333-60729 on Form S-8
23.      Registration Statement Number 333-65016 on Form S-8
24.      Registration Statement Number 333-78167 on Form S-8
25.      Registration Statement Number 333-87902 on Form S-8
26.      Registration Statement Number 333-105111 on Form S-8
27.      Registration Statement Number 333-105110 on Form S-8
28.      Registration Statement Number 333-94151 on Form S-8


                                             /s/ ERNST & YOUNG LLP

Atlanta, Georgia
March 15, 2005